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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2004

KEANE, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-7516	04-2437166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 City Square, Boston, MA	02129
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 617-241-9200

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        On April 9, 2004, Keane, Inc., a Massachusetts corporation ("Keane" or the "Company"), issued a press release announcing the appointment of James D. White, Senior Vice President of Business Development of the Commercial Operations North America at The Gillette Company, to its Board of Directors. The full text of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits
Exhibit No.	Description
99.1	Press Release, dated April 9, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2004	KEANE, INC.
	By:	/s/ JOHN J. LEAHY John J. Leahy Senior Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 9, 2004

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX